EXHIBIT “C”
NOTICE TO EXERCISE CLAIMS AND TRACT OF
BYERS BROOK LICENSE
F.K.A. BLACKFLY EXPLORATION & MINING

-and-

NOTICE TO PURCHASE RESTRICTED COMMON SHARES OF
NSU RESOURCES INC
F.K.A. BIO-CARBON SOLUTIONS INTERNATIONAL, INC.

NSU Resources, Inc. Hereby gives notice to exercise its option for the mineral rights as described under the terms and conditions of this Mineral Rights Assignment Agreement for the Tract, Claims and Map Sheet, situated at or near Warwick Mountain in the County of Colchester, described as:

MAP SHEET: 11 E 11 B

TRACT:           __104____

CLAIMS:         ___ABC________

Shares Issued: _6,000,000______________, Restricted Common Shares of
  NSU Resources Inc

Date of Exercise:_November 4, 2011______________

Matthew Sacco and/or his assigns hereby agrees to purchase ___6,000,0000_________, Restricted Common Shares of NSU Resources, Inc. for the assignment of the Mineral Rights as described in the table above.

NSU RESOURCES, INC.

By: /s/ Luc C Duchesne	Date: __November 4, 2011________
Dr. Luc C. Duchesne, President & CEO

MATTHEW SACCO

By: /s/ Luc C Duchesne	Date: __November 4, 2011________
Matthew Sacco

NOTICE TO EXERCISE CLAIMS AND TRACT OF
BYERS BROOK LICENSE
F.K.A. BLACKFLY EXPLORATION & MINING

-and-

NOTICE TO PURCHASE RESTRICTED COMMON SHARES OF
NSU RESOURCES INC
F.K.A. BIO-CARBON SOLUTIONS INTERNATIONAL, INC.

NSU Resources, Inc. Hereby gives notice to exercise its option for the mineral rights as described under the terms and conditions of this Mineral Rights Assignment Agreement for the Tract, Claims and Map Sheet, situated at or near Warwick Mountain in the County of Colchester, described as:

Gold rights of the following tracts and claims:

MAP SHEET: 11 E 11 B

TRACT:            79, 89, 90, 103 and 104___

CLAIMS:	NO, ABCF*GHJK*LOPQ, CDEF*LMNO, CD, ABC, respective to each of the above tracts__

Shares Issued: _20,000,000______________, Restricted Common Shares of
  NSU Resources Inc

Date of Exercise:_November 4, 2011______________

Matthew Sacco and/or his assigns hereby agrees to purchase ___20,000,0000_________, Restricted Common Shares of NSU Resources, Inc. for the assignment of the Mineral Rights as described in the table above.

NSU RESOURCES, INC.

By: /s/ Luc C Duchesne	Date: __November 4, 2011________
Dr. Luc C. Duchesne, President & CEO

MATTHEW SACCO

By: /s/ Luc C Duchesne	Date: __November 4, 2011________
Matthew Sacco